Provisions	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions	Provisions

For the year ended December 31	Note	AROs	Other (1)	Total
January 1, 2025		161	192	353
Additions		25	28	53
Usage		(7)	(34)	(41)
Reversals		(1)	(11)	(12)
December 31, 2025		178	175	353
Current	24	29	26	55
Non-current	29	149	149	298
December 31, 2025		178	175	353
(1)Other includes environmental, legal, vacant space and other provisions.
AROs reflect management’s best estimates of expected future costs to restore current leased premises to their original condition prior to lease inception. Cash outflows associated with our ARO liabilities are generally expected to occur at the restoration dates of the assets to which they relate, which are long-term in nature. The timing and extent of restoration work that will be ultimately required for these sites is uncertain.